POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Paul Hopgood and Richard Malinowski his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Atlas U.S. Tactical Income Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature Title Date

/s/ Jorge Padilla Director January 25, 2022

Jorge Padilla

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Paul Hopgood and Richard Malinowski his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Atlas U.S. Tactical Income Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature Title Date

/s/ Eduardo Inclán Director January 25, 2022

Eduardo Inclán

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Paul Hopgood and Richard Malinowski his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Atlas U.S. Tactical Income Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature Title Date

/s/ Jaime Pandal Vice President, Secretary, Treasurer and Director January 25, 2022

Jaime Pandal

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Jaime Pandal and Richard Malinowski his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Atlas U.S. Tactical Income Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature Title Date

/s/ Paul Hopgood President and Director January 25, 2022

Paul Hopgood